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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 22, 1997


                           CRA MANAGED CARE, INC.

          (Exact name of registrant as specified in its charter)



 Massachusetts                  02-25856                  004-2658593
(State or other           (Commission File Number)       (IRS Employer
jurisdiction of                                         Identification No.)
organization)


                312 Union Wharf, Boston, Massachusetts 02109
                    (Address of principal executive offices)


     Registrant's telephone number, including area code: (617) 367-2163


                                    N/A
       (Former name or former address, if changed since last report)


                         Exhibit Index located at Page 2

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ITEM 5.    OTHER EVENTS.

           On July 22, 1997, CRA Managed Care, Inc. (the "Registrant") released the press release attached as Exhibit 99.1 hereto, which press release is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (a)    Financial Statements. None.

           (b)    Pro Forma Financial Information. None.

           (c) Exhibits - The following Exhibit to this Form 8-K is hereby filed:

Exhibit 99.1      Press Release dated July 22, 1997


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CRA MANAGED CARE, INC.


July 28, 1997                     /s/ Donald J. Larson
                                       -----------------------------
                                  By: Donald J. Larson
                                      President and Chief Executive Officer





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